

Pilgrim's®

All about great taste.

Pilgrim's Pride Corporation

(NASDAQ: PPC)

Investor And Analyst Day
March 13, 2014

A JBS Company





Cautionary & Forward Looking Statements

Statements contained in this presentation that state our intentions, beliefs, expectations or predictions for the future, denoted by words such as "anticipate," "believe," "estimate," "should," "expect," "project," "plan," and similar expressions, are forward-looking statements that reflect our current views about future events and are subject to risks, uncertainties and assumptions. Such risks, uncertainties and assumptions include the following: matters affecting the chicken industry generally, including fluctuations in the commodity prices of feed ingredients and chicken; actions and decisions of our creditors; our ability to obtain and maintain commercially reasonable terms with vendors and service providers; our ability to maintain contracts that are critical to our operations; our ability to retain key management; risk that the amounts of cash from operations together with amounts available under our exit credit facility will not be sufficient to fund our operations; management of our cash resources; outbreaks of avian influenza or other diseases, either in our own flocks or elsewhere, affecting our ability to conduct our operations and/or demand for our poultry products; contamination of our products, which has previously and can in the future lead to product liability claims and product recalls; exposure to risks related to product liability, product recalls, property damage and injuries to persons, for which insurance coverage is expensive, limited and potentially inadequate; changes in laws or regulations affecting our operations or the application thereof; new immigration legislation or increased enforcement efforts in connection with existing immigration legislation that cause our costs of business to increase, cause us to change the way in which we do business or otherwise disrupt our operations; competitive factors and pricing pressures or the loss of one or more of our largest customers; currency exchange rate fluctuations, trade barriers, exchange controls, expropriation and other risks associated with foreign operations; disruptions in international markets and distribution channels; and the impact of uncertainties of litigation as well as other risks described herein and under "Risk Factors" in our most recent annual filings on Form 10-K filed with the Securities and Exchange Commission (the "SEC").







Today's Agenda

- **Why Pilgrims?**
- Progress Report
- Management Presentations
- What's Next



Pilgrim's





Who we are

- 2nd largest chicken company globally
- Diversified Portfolio
- Unique Strategy/ Culture
- Part of JBS
- Growth Opportunity






Servicing Every Aspect of the Industry

FOODSERVICE	RETAIL
Sysco, Yum!, Chick-fil-A, US Foodservice, KFC, Taco Bell, A&W, Long John Silver's, Pizza Hut, ConAgra Foods, GFS gordon food service, Burger King, Church's Chicken, Popeyes Chicken & Biscuits, UniPro Foodservice, Inc.	Walmart, Kroger, Costco, Hy-Vee, Publix, Safeway, SuperValu



- Diversified base of 5,000+ customers, with no single one accounting for more than 10% of total sales
- Strong relationships across foodservice and retail, as evidenced by ability to shift away from long-term fixed price contracts without losing significant business





Presenting Diverse Product Lines

FOODSERVICE

PIERCE CHICKEN.
All In Great Taste!

- Cut-up parts
- Boneless/skinless breasts, tenders, chunks
- Wings
- Whole birds



- Fully cooked, breaded, glazed, roasted breasts, tenders, chunks, patties, nuggets, thighs, diced, wings, 8-piece, bone-in parts
- Par-fried, breaded breast fillets, tenders, chunks, nuggets, popcorn, strips, Marinated Raw Breaded



- Fully cooked, breaded, glazed, roasted breasts, tenders, chunks, thighs, diced, wings, 8-piece
- Par-fried, breaded breast fillets, tenders, chunks, strips, wings

RETAIL





- Whole bird
- Cut-up parts
- Boneless/skinless
- Individually wrapped
- Marinated/ non-marinated
- Seasoned
- Leg quarters/bulk



- Fully cooked tenders, nuggets, strips, patties, wings, fillets
- Breaded/glazed/roasted
- Par-fried breaded wings, tenders/ strips, chunks



- Boneless/skinless (breasts, tenders, thighs)
- Bone-in parts
- Marinated



- Rotisserie whole birds
- 8-piece cut-up
- Marinated Raw Breaded ("MRB") parts
- Breaded/roasted/ glazed (wings, tenders, strips, nuggets, patties)





Our Strategy

Be the best managed and most respected company in our industry

Be a valued partner with our key customers

- Best of class quality management systems
- Employ greater use of category management
- Execute effective operator strategy

Relentless pursuit of operational excellence

- Best of class yields
- Best of class live cost and processing costs
- Optimal sales mix and price
- Quality, safety and turnover

Strategically grow valued added exports

- Export dedicated assets
- Export tailored products
- Development of new markets

Accountability and ownership culture

- Results- oriented culture consistent with JBS values
- Delayering and downsizing management driving lower SG&A
- Growing talent internally and developing people







Our People

- **Bill Lovette** – President, Chief Executive Officer
  - **Jayson Penn** – Fresh Sales and Operations
  - **Charles Von der Heyde** – Mexico
  - **Open** – Export Sales
  - **Chad Baker** – Prepared Foods Sales and Operations
  - **Greg Tatum** – Byproducts and MSC
  - **Aaron Wiegand** – Commodity Risk Management and Feed Ingredients
  - **Fabio Sandri** – Finance
  - **Kendra Waldbusser** – Food Safety and Quality Assurance
  - **Doug Schult** – Human Resources
  - **Clay Matthews** – Logistics
  - **Walt Shafer** – Operations, Technical Support and Engineering







Why Pilgrims

Appropriate Portfolio Scale

Focus On Key Customers

Ownership and Results Driven Culture

Lean and Agile

Efficient Operator



Pilgrim's





Today's Agenda

- Why Pilgrims?
- **Progress Report**
- Management Presentations
- Q&A



Pilgrim's





Progress Report – Net Sales

3 years of significant Growth …

…both in the US and abroad



Sales ($MM)
22%
6,882
7,536
7,968
8,411
2010
2011
2012
2013



US Domestic
20%
5,671
5,986
6,336
6,811
2010
2011
2012
2013



International (Export + Mexico)
32%
1,210
1,549
1,632
1,600
2010
2011
2012
2013



Note: 2012 sales adjusted to 52 weeks. See Appendix for reconciliation





Progress Report - Results

...growing Volume, Market Share...

MM Lbs. Produced



5.74%
1.46%
.25%
2010
2011
2012
2013

18% | 19% | 19% | 19%

Market share based on Watt Poultry

... and Profitability

PBT ($MM)



85
-487
153
574
2010
2011
2012
2013
1.2%
1.9%
6.8%

PBT Margin



Obs: 2012 Lbs. adjusted to 52 weeks

Pilgrim's

Progress Report – Results

… and there was no correlation between corn and results



Corn ($/b) X EBITDA ($MM)
300
250
200
150
100
50
0
-50
-100
-150
EBITDA
3.0
4.0
5.0
6.0
7.0
8.0
9.0
Price of Corn
R^2=28%

Pilgrim's

Progress Report - Leverage



Net Debt ($MM)
1,424.2
1,096.5
308.3
2011
2012
2013

	$MM
Net Debt	308
EBITDA (2013)	800.4
CAPEX	115
Interest (LTM)	87
Leverage	0.38X

- Decrease of $273MM in Net debt during the Last Quarter and $790MM during 2013;
- Leverage of less than 0.5X EBITDA

See Appendix for EBITDA and Net Debt Reconciliation




Progress Report – Key Customers

COSTCO WHOLESALE

Walmart

US FOODSERVICE

Pilgrim's

Chick-fil-A

Good things come from Sysco

HyVee COOL CHICKEN 100% NATURAL

H-E-B



Progress Report - Customers


Pilgrim's
México
Mejor proveedor 2013
Walmart
México y Centroamérica
¡FELICIDADES!





Progress Report - Industry



2011
2012
2013
Top Third
Average Company
Below Average Company



Obs: Based on external benchmark





Today's Agenda

- Why Pilgrims?
- Progress Report
- **Management Presentations**
- Q&A



Pilgrim's





Today's Agenda

- **People**







DuPont model applies a 12 element reference to drive world-class safety



Safety Management System

Strong Leadership
- Management commitment
- Policies and principles
- Goals, objectives and plans
- Procedures and performance standards

Appropriate Structure
- Line management accountability & responsibility
- Safety personnel
- Integrated organization structure
- Motivation and awareness

Focused Processes & Actions
- Incident investigation
- Audits and observations
- Effective communication
- Training and development
- Contractor Safety





Dart Rate

- Key Indicator For Industry and OSHA
  - Days Away, Restricted or Transferred = DART Rate
- Pilgrim's Versus The Industry 50% Lower
- Pilgrim's Versus ALL Manufacturing 29% Lower
- Accident Prevention and Case Management = 20% Reduction In Incurred Worker's Compensation Cost
- SLAP = Minimum Expectation




4
2
0
3.8
3
2.5
1.8
2010
2011
2012
2013





Time on Team!

Turnover for production teams:

2012 – reduced by 9.6%
2013 – reduced by 10.3%
2014 – target reduction 12.9%



Production Turnover
2011
2012
2013
2014



Management Turnover
2011
2012
2013
2014

Turnover for management team:

2012 – reduced by 6.6%
2013 – reduced by 9.7%
2014 – target reduction 10.7%







Performance Management Cycle



Set Expectations
Evaluate Performance
Provide Feedback on Performance
Develop Skills & Behavioral Gaps
Improve Performance
Transition if Needed






Success Factors

Setting Expectations

- Financials Set By Senior Team & Board
- All Salaried Team Members Set Goals To Drive These Expectations
- Active Management

Evaluate Performance & Provide Feedback

- 360s – June - Our Values (Behaviors)
- EPAs – February – Our Results (Goal Achievement)
- 9 Box Calibrations – Values and Results Combined
- Feedback = Developmental & Financial

Develop Skills & Behavior Gaps

- Manage Performance Improvement & Development Plans

Improve Performance or Transition

- Active Management of Both Plans







9 Box Matrix - Definitions

Values/Behaviors ↑ (Exceptional) / Results/KPI's → (Unacceptable 1.0 – Exceptional 5.0)	1.0 – 3.0	3.0 – 4.0	4.0 – 5.0
4.0 – 5.0	**Diamonds in the Rough** Everything we are looking for from a behavioral standpoint, but needs better results/training/or more time in current position	**Cultural Leader** Outstanding behavior (top 10%) based on values, meets all expectations based on achieved results.	**JBS Superstars** Proven long-term demonstration of outstanding (top 5%) behaviors and results.
3.0 – 4.0	**Questionable Fit** (5-10%) Acceptale Behavior, but bad results, this person may not be a good fit for their current role	**Solid Performer** This person meets all of our expecations behaviorally and through results achieved	**Performance Leader** Outstanding business results (top 10 – 15 %), meets all expectations on behaviors.
1.0 – 3.0	**Low Performers** (1-5%) This person most likely needs to be out of the organization due to their results and behaviors	**Inconsistent Performer** (5-10%) Acceptable results, but behavioral opportunities have created inconsistency.	**Good Results/Behavioral Opportunities** Excellent business results, but could need work on people skills, teamwork, etc..



Pilgrim's





Today's Agenda

- **Fresh Sales and Operations**







Ownership and Accountability as a Pillar

BEFORE

- P&L - CEO Level
- Lack of plant level bottom line ownership

CEO
- Head of Sales — **Success for Sales:** Higher Price & Market Share
- Head of Operations — **Success for Operations:** Improved Yields & Lower Costs

NOW

- Understanding of Customer/ Segment
- Ownership of bottom line at plant level

Fresh Group P&L
- Small Bird BU P&L
  - Plant Sales Manager
  - Plant Operations Manager
- Fresh Foodservice BU P&L
  - Plant Sales Manager
  - Plant Operations Manager
- Case Ready BU P&L
  - Plant Sales Manager
  - Plant Operations Manager
- Big Bird BU P&L
  - Plant Sales Manager
  - Plant Operations Manager

Combined Plant P&L

- Management of Mix at Plant Level
- Shared KPIs on Sales and Operations
- Success for Sales & Operations: **Profitability**



Mix Management


Whole Bird
Cut-Up
(Backs & Necks)
Whole Cut-Up
Cut-Up
(Gizzards)
Split Breasts
Wings
Leg Quarters
Boneless/Skinless
Breasts
Tenderloins
Wingettes
Thighs
Drumsticks
Boneless/Skinless
Thighs





Operation Evolution - Fresh

Yield



+1.5%
+0.9%
+1.5%
2011
2012
2013
2014B

Plant Cost



-1.2c/lb
-0.4c/lb
-0.8c/lb
2011
2012
2013
2014B



Operational Improvements ($MM)



350
300
250
200
150
100
50
0
220
2011
2012
2013 Goal
2014 Target

- $642MM Operational Improvements 2011-2013
- Commitment at Every Level

Pilgrim's

Management Examples

Labor Management

- Industrial Engineering Teams
- Workload Analysis – Each Position
- Create Perfect Staffing /Crewing
- Daily Labor Performance Calculations
- Tracking / Accountability Reports
- Best Automation Company Practices
- Sustainable Process

$


STANDARD LABOR PROCESS
Labor Change Forms
Digital Videos
Labor Standards
Labor Tracking
Innovate & Automate

Management Examples

Zero Based Budget	
Old Method: Historical Improvement	2013 Plant Utility Cost: 2.1 c/lb ❑ Target – 20% Reduction 2014 Plant Utility Budget: 1.9 c/lb
New Method: ZERO BASED	List of Equipment and Specific Consumption X Hours of Line Operation Based on Sales X Expected Utility Rate = 2014 Plant Utility Budget: 1.63 c/lb





Today's Agenda

- **Exports**



Pilgrim's





Breakdown of Destinations



2007
Taiwan
3%
South Korea
1%
Georgia
1%
Angola
4%
Hong Kong
2%
Lithuania
5%
Ukraine
4%
Iraq
4%
Canada
6%
Cuba
5%
China
14%
Mexico
9%
Russia
42%



2013 YTD
South Korea
3%
Georgia
4%
Taiwan
5%
Russia
14%
Angola
10%
Hong Kong
4%
Lithuania
3%
Ukraine
0%
Iraq
5%
Canada
8%
Cuba
7%
China
6%
Mexico
31%

- Export markets are significantly more diversified than in 2007. Russia is no longer the dominant export market for US.
- Total US exports have grown 20% from 2007 despite losing majority of volume to Russian market.
- Combined value of PPC exports to Russia and Ukraine combined is immaterial to our results.



Pilgrim's





Value Added Growth



Breaded and Marinated ($)
+47%
+51%
2012
2013
2014



Savoro
USA
Chicken Nuggets



Pilgrim's



Pilgrim's
chicken bites



Pilgrim's





Today's Agenda

- **Feed Ingredients**



Pilgrim's





Commodity Risk Management

Operational Excellence

- Optimize cash corn and soybean meal procurement
- Leverage JBS Global Footprint
- Identify Attractive Capital Projects
- Reduce Feed Cost Volatility







Risk Management Initiatives

Cash Procurement Alignment by Commodity	❑ Realigned cash procurement from region to commodity specific roles (grain, oilseeds) ❑ Better examine market opportunities across commodities ❑ Better information sourcing for risk management decisions	**Feed Mill Project Initiatives**	❑ Work with railroad to identify projects with high ROIC ❑ Potential for consolidation of locations to reduce overall cost ❑ Improved efficiencies gained will allow Pilgrims to be more cost competitive
Alternative Ingredient Focus	❑ Dedicate resources to explore opportunities in substitute feed products (canola meal, meat and bone meal, distillers grains) ❑ Drive feed cost lower by looking for lower cost feed sources	**Global Micro Ingredient Purchasing**	❑ Consolidate purchasing power with JBS for more competitive pricing ❑ Identify global sourcing opportunities that can service both US and Brazil requirements ❑ Help build a core competency in a key area for Pilgrims/JBS



Pilgrim's

Today's Agenda

- Mexico





Mexico Industry Dynamics



Agricultural Production



35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
Chicken
Eggs
Beef
Pork
Other

Chicken Meat Production:
2.9 million tons
Per capita consumption:
28kg/year
Egg Production:
2.5 million tons
Per capita consumption:
22kg/year

Sales by Type



6%
4%
33%
57%
Live
Whole
Parts
Value Added

Sales by Channel



12%
4%
42%
33%
Wholesalers
Live
Retail
Institutional

Pilgrim's

ÍNDICE DE ESTACIONALIDAD DE PRECIOS DE POLLO AL PRODUCTOR 2000-2012


125
120
115
110
105
100
95
90
85
80
Enero
Febrero
Marzo
Abril
Mayo
Junio
Julio
Agosto
Septiembre
Octubre
Noviembre
Diciembre
Andén
Mercado Público
Rosticero

Pilgrim's







Mexico Operating Environment

ADVANTAGES

- We have the capacity to quickly adjust production for changes in market dynamics to ensure adequate production
- We can import fertile eggs
- Labor costs are highly competitive
- Growing demand
- We are considered the high quality provider

CHALLENGES

- Biosecurity system is fragile
- Impacts of altitude on production cycle
- High production concentration at country center
- Generally need to import feed ingredient









Pilgrim's Mexico Snapshot

14.3%
National Production Market Share

3
Processing Plants

75%
Contract Growers

53%
Owner of grandparent company

- Best WALMART supplier of the year – 2013
- Best KFC quality supplier of the year – 2012
- Perceived as the best quality supplier in the market

4.2 million birds
WEEKLY PROCESSING CAPACITY





Mexico Operations and Growth


Hab/km²
0 - 20
20 - 40
40 - 60
60 - 100
100 - 160
160 - 300
300 - 700
700 +



Location	Area (km²)	Población
QUERETARO	189,338	46,492,067
SLP	552,703	29,726,234
VERACRUZ	370,403	30,596,099
NAYARIT	358,334	6,515,220
PENINSULA	141,736	4,103,596

Pilgrim's





Today's Agenda

- **Quality**



Pilgrim's





Food Safety & Quality Systems

LIVE OPS
- Biosecurity
- Feed Milling
- Animal Welfare
- Screening Prior to Harvest

PLANTS
- Food Safety Audits
- Lab Testing
- Quality Management Dashboards

PRODUCT
- Product Development
- Cooking Instructions
- Packaging Innovation
- Spec Compliance

SUPPLY CHAIN
- Food Defense
- Distribution / Transportation
- Shelf Life
- Traceability
- Consumer Relations







Today’s Agenda

- **Finance**







How Does Finance Help? Finance KPI's

PPC Strategy



Be a valued partner with our key customers

- Reduce the cost of capital
- Lead Strategy development Process
- Support Investments

Relentless pursuit of operational excellence

- Manage Working Capital (Inventories, DSO, DPO)
- Control SG&A

Strategically grow valued added exports

- Support Investments
- Identify Opportunities to Reduce Risk





Reduce the Cost of Capital

Net Interest ($MM)


104
19MM
85
60
2012
2013
2014

- Reduction of Borrowings
- Elimination of more expensive debt
- Renegotiation of Term-Loan and Revolver



Pilgrim's

Increased CAPEX


CAPEX ($MM)
150
25MM
115
90
2012
2013
2014

- Safety and Quality First
- Good Payback Projects
- Strategic Growth





Management of Working Capital



Live and Finished Inventories ($MM)
950.0
132MM
818.1
2012
2013



AR ($MM)
237.2
14MM
223.2
2012
2013



AP ($MM)
68MM
380.8
312.4
2012
2013

- Over 200MM in improvement in Working Capital
- Better price of feed on live and better management of inventories, suppliers and customers



Pilgrim's

Management of SG&A



4.7%
SG&A Evolution ($MM and % of Sales)
2.2%
400.0
350.0
300.0
250.0
200.0
150.0
100.0
50.0
0.0
FY 2007
FY 2008
FY 2009
FY 2010
FY 2011
FY 2012
FY 2013 Run Rate

- De-layering: Closer to customers
- Shared Service Center with JBS
- Zero-Based Budget





Today's Agenda

- **Brand Strategy**
- **Prepared Foods Sales and Operations**







Accountability

Average Product and Service Quality

Operational Excellence

Work to Do

Better training

Hire talent

Variable Customer Experience

Progress

Change

Financial performance

Flexible, accommodating

Better inter-department communication

Better information flow

Restructured

Empowered

More teamwork

Decentralization

Customer focus

Corporate Identity

Quicker response

Sense of urgency

More Marketing

Partnership

Marketing Strategy

Brand Strategy

Industry expert

Market/Consumer insight

Private label focus

Drive innovation

Category management

Fast follower



Pilgrim's Proprietary Primary Research: Waterstone Research Consulting, 6/12





Pilgrim's Branding

Brand Vision
Making value mean more

Brand Positioning
To sensible shoppers with enough on their plate already, Pilgrim's is the brand of chicken that makes a great tasting meal affordable.

Brand Personality
Smart, wholesome, inspiring

Brand Affiliation
People who make good decisions

Theme Line
All about great taste.

Pilgrim's®

"Inspired Chicken"
Corporate Logo



2010 Brandy Study: Addison Whitney, The Richards Group





Company Branded vs. Private Label

49% Branded

B2B 55%

45% B2C

51% Private Label



Volume 52 weeks ending 12/31/13





Prepared Foods

55% Branded

Pierce Chicken – All In Great Taste!

Pilgrim's

Wing Dings

Country Pride Chicken

22% MARGIN INCREASE

45% Private Label

Good things come from Sysco

HyVee – Employee Owned

US Foodservice

Walmart

Burger King

ConAgra Foods

Prepared Foods EBIT


2011
2012
2013
2014



Pilgrim's





Why Does Branding Our Product Matter?

Our branded and prepared foods business is strategically important to Pilgrim's as a driver of profitable growth.

- Brand Assessment
- Rewriting our Positioning Statement
- Brand Membership Rules
- Capitalizing on Brand Essence
- Establish Key Marketing Strategies
- Connecting Consumers to Our Brands






The Pilgrimage Continues


2011
2012
2013
2014
2015
Leadership Change
Operational Efficiency
Improved commitment to quality
Mix and Rationalization
Customer
Products
Capacity
We're Ready
Renewed Sales & Brand Focus







Today's Agenda

- Why Pilgrims?
- Progress Report
- Management Presentations
- **What's Next**



Pilgrim's

What's Next

- Continue pushing Operational Efficiencies
- Generate superior returns and Optimize Capital Structure
- Capture Growth Opportunities
- Higher, less volatile Earnings

Shareholder Value





What's Next – Growth Opportunities

Leverage Existing Assets	❑ Expand actual plants and lines with high-ROIC investment opportunities ❑ $150 million of CapEx expected ❑ About half directed to growth / increase efficiency	**Accretive Acquisitions**	❑ Chicken: Complimentary Geographies or Differentiated Branded chicken ❑ Prepared/ Packaged Foods: Branded and differentiated products
Increase Footprint in Attractive Mexico Chicken Industry	❑ Current footprint only covers a portion of the country ❑ Opportunity to expand geographically ❑ Evaluate bolt-on acquisitions or greenfield opportunities	**Fast Growing Value-Added Exports**	❑ Leverage JBS capabilities to sell direct to customers in foreign markets ❑ Develop brands / products designed for local preferences ❑ Focus on value-added products, not just commodity dark meat ❑ Capture significant expected growth in chicken demand in foreign markets






Our Strategy

Be the best managed and most respected company in our industry

Be a valued partner with our key customers

- Best of class quality management systems
- Employ greater use of category management
- Execute effective operator strategy

Relentless pursuit of operational excellence

- Best of class yields
- Best of class live cost and processing costs
- Optimal sales mix and price
- Quality, safety and turnover

Strategically grow valued added exports

- Export dedicated assets
- Export tailored products
- Development of new markets

Accountability and ownership culture

- Results- oriented culture consistent with JBS values
- Delayering and downsizing management driving lower SG&A
- Growing talent internally and developing people







Our Vision

"We strive to be the best managed and most respected company in the industry."






Appendix: EBITDA Definition

"EBITDA" is defined as net income (loss) from continuing operations plus interest, income taxes, depreciation and amortization. Our method of computation may or may not be comparable to other similarly titled measures used in filings with the SEC by other companies. See the consolidated statements of income and consolidated statements of cash flows included in our financial statements. EBITDA is presented because we believe it provides meaningful additional information concerning our company's operating results and its ability to service long-term debt and to fund its growth, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results under U.S. Generally Accepted Accounting Principles (GAAP), to compare the performance of companies. EBITDA is not a measurement of financial performance under GAAP and should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP.







Appendix: Net Debt Reconciliation

Note: Net debt is defined as total long term debt, less current maturities, plus current maturities of long term debt minus cash and cash equivalents and available for sale securities. Net debt is presented because it is used by us, and we believe it is frequently used by securities analysts, investors and other parties, in addition to and not in lieu of debt as presented under GAAP, to compare the indebtedness of companies. A reconciliation of net debt is as follows:

PILGRIM'S PRIDE CORPORATION
Reconciliation of Net Debt
(UNAUDITED)

	2011	2012	2013
		(in Thousands)	
Long term debt, less current maturities	$ 1,458,001	$ 1,148,870	$ 501,999
Add: Current maturities of long term debt	15,611	15,886	410,234
Minus: Cash and cash equivalents	49,289	68,180	508,206
Minus: Available-for-sale Securities	157	-	96,902
Net debt	$ 1,424,166	$ 1,096,576	$ 307,125

Note: Due to the Company's 52 week/52 week fiscal year, we have included sales trends based on an annualized figure as management considers this to be representative of our results. This figure was calculated by taking the total net sales for the 53 weeks in 2012, dividing that figure by 53 and multiplying it by 52 weeks to have a comparable standard. A reconciliation of the net sales figure is as follows:

	2012 per 10-K		Actual # of Weeks		Annualized # of Weeks		Comparative
Net Sales	8,121,382	÷	53	×	52	=	7,968,148



Pilgrim's





Appendix: Reconciliation of LTM EBITDA

The summary unaudited consolidated income statement data for the twelve months ended December 29, 2013 (the LTM Period) have been calculated by summing each of the unaudited thirteen week periods within the audited fifty-two week period ended December 29, 2013.

(UNAUDITED)	Thirteen Weeks Ended March 31, 2013	Thirteen Weeks Ended June 30, 2013	Thirteen Weeks Ended September 29, 2013	Thirteen Weeks Ended December 29, 2013	LTM Ended December 29, 2013
			(In thousands)		
Net income from continuing operations	$ 54,228	$ 190,791	$ 161,024	$ 143,670	$ 549,713
Add:					
Interest expense, net	24,605	22,258	19,842	18,176	$ 84,881
Income tax expense (benefit)	2,754	15,884	5,578	11	$ 24,227
Depreciation and amortization	37,790	38,149	37,914	36,670	$ 150,523
Asset impairments			361	-	$ 361
Minus:					
Amortization of capitalized financing costs	2,516	2,518	2,204	2,069	$ 9,307
EBITDA	116,861	264,564	222,515	196,458	800,398
Add:					
Restructuring charges	484	480	3,658	1,039	$ 5,661
Minus:					
Net income (loss) attributable to noncontrolling interest	(354)	86	107	319	$ 158
Adjusted EBITDA	$ 117,699	$ 264,958	$ 226,066	$ 197,178	$ 805,901



Pilgrim's